                                                                      EXHIBIT 24


                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th of December, 1999.



                                    /s/  John P. Schinas
                                    --------------------
                                    John P. Schinas

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Joseph T. Dunsmore and Subramanian Krishnan, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th of December, 1999.


                                    /s/ Robert S. Moe
                                    -----------------
                                    Robert S. Moe

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Joseph T. Dunsmore and Subramanian Krishnan, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th of December, 1999.



                                    /s/ Willis K. Drake
                                    -------------------
                                    Willis K. Drake

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Joseph T. Dunsmore and Subramanian Krishnan, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th of December, 1999.



                                    /s/ David Stanley
                                    -----------------
                                    David Stanley

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Joseph T. Dunsmore and Subramanian Krishnan, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th of December, 1999.



                                    /s/ Richard E. Eichhorn
                                    -----------------------
                                    Richard E. Eichhorn

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Joseph T. Dunsmore and Subramanian Krishnan, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th of December, 1999.



                                    /s/ Mykola Moroz
                                    ----------------
                                    Mykola Moroz

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Joseph T. Dunsmore and Subramanian Krishnan, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th of December, 1999.



                                    /s/ Kenneth Millard
                                    -------------------
                                    Kenneth Millard

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th of December, 1999.



                                    /s/ Joseph T. Dunsmore
                                    ----------------------
                                    Joseph T. Dunsmore